EXHIBIT 99.2

SECOND QUARTER 2011

Supplemental Operating and Financial Data

Camden Shadow Brook - Austin, TX
Acquired June 23, 2011 - 496 Units

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

Page
Press Release Text	3
Financial Highlights	6
Operating Results	7
Funds from Operations	8
Balance Sheets	9
Portfolio Statistics	10
Components of Property Net Operating Income	11
"Same Property" Second Quarter Comparisons	12
"Same Property" Sequential Quarter Comparisons	13
"Same Property" Year to Date Comparisons	14
"Same Property" Operating Expense Detail & Comparisons	15
Joint Venture Operations	16
Current Development Communities	17
Development Pipeline & Land	18
Acquisitions and Dispositions	19
Debt Analysis	20
Debt Maturity Analysis	21
Debt Covenant Analysis	22
Unconsolidated Real Estate Investments Debt Analysis	23
Unconsolidated Real Estate Investments Debt Maturity Analysis	24
Capitalized Expenditures & Maintenance Expense	25
Non-GAAP Financial Measures - Definitions & Reconciliations	26
Other Data	28
Community Table	29

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
SECOND QUARTER 2011 OPERATING RESULTS

Houston, TEXAS (July 28, 2011) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and six months ended June 30, 2011.

Funds From Operations
FFO for the second quarter of 2011 totaled $0.40 per diluted share or $30.4 million, as compared to $0.66 per diluted share or $46.7 million for the same period in 2010.  FFO for the three months ended June 30, 2011 included: a $0.40 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; and a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land.

FFO for the six months ended June 30, 2011 totaled $1.12 per diluted share or $84.5 million, as compared to $1.34 per diluted share or $93.7 million for the same period in 2010.  FFO for the six months ended June 30, 2011 included:  a $0.40 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.04 per diluted share impact related to other income of $4.3 million from the sale of an available-for-sale investment, partially offset by $1.0 million of income taxes associated with that gain; and a $2.1 million or $0.03 per diluted share impact for General & Administrative (“G&A”) costs related to a one-time bonus awarded to all non-executive employees.  FFO for the six months ended June 30, 2010 included a $2.7 million or $0.04 per diluted share impact for income relating to the expiration of an indemnification provision related to one of the Company’s operating joint ventures.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported a net loss attributable to common shareholders (“EPS”) of $16.6 million or $0.23 per diluted share for the second quarter of 2011, as compared to net income of $2.1 million or $0.03 per diluted share for the same period in 2010.  EPS for the three months ended June 30, 2011 included: a $0.42 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; and a $4.7 million or $0.07 per diluted share gain on sale of undeveloped land.

For the six months ended June 30, 2011, Camden reported a net loss attributable to common shareholders of $9.3 million or $0.13 per diluted share, as compared to net income of $4.4 million or $0.06 per diluted share for the same period in 2010.  EPS for the six months ended June 30, 2011 included: a $0.42 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.07 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.05 per diluted share impact related to gain on sale of an available-for-sale investment; a $2.1 million or $0.03 per diluted share impact for G&A costs related to a one-time bonus awarded to all non-executive employees; and a $1.1 million or $0.02 per diluted share impact from gain on sale of three joint venture interests.  EPS for the six months ended June 30, 2010 included a $2.7 million or $0.04 per diluted share impact for income relating to the expiration of an indemnification provision related to one of the Company’s operating joint ventures.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 47,600 apartment homes included in consolidated same property results, second quarter 2011 same property NOI increased 6.9% compared to the second quarter of 2010, with revenues increasing 5.3% and expenses increasing 2.9%.  On a sequential basis, second quarter 2011 same property NOI increased 3.4% compared to the first quarter of 2011, with revenues increasing 2.9% and expenses increasing 2.2% compared to the prior quarter.  On a year-to-date basis, 2011 same property NOI increased 6.5%, with revenues increasing 4.5% and expenses increasing 1.5% compared to the same period in 2010. Same property physical occupancy levels for the portfolio averaged 94.8% during the second quarter of 2011, compared to 94.2% in the second quarter of 2010 and 93.9% in the first quarter of 2011.

The Company defines same property communities as communities owned and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
Camden completed acquisitions of nine apartment communities during the quarter for approximately $317 million through its discretionary investment funds (“Fund”), in which it owns a 20% interest.  The communities acquired are located in the Tampa, Houston, Dallas, Austin and San Antonio metropolitan areas and consist of 3,407 apartment homes with an average age of three years.

Development Activity
Lease-up continued during the second quarter at Camden Ivy Hall, a $17 million joint venture community owned by the Fund which is currently 88% occupied.  Construction continued during the quarter on three wholly-owned development communities:  Camden LaVina, a $61 million project in Orlando, FL; Camden Summerfield II, a $32 million project in Landover, MD; and Camden Royal Oaks II, a $14 million project in Houston, TX.  Initial occupancy at these communities is scheduled for mid- to late 2011, with construction completions expected by mid-2012.

The Company also began construction during the quarter on three additional wholly-owned development communities comprising 978 apartment homes for a total cost of $141 million:  Camden Montague in Tampa, FL, a $23 million project with 192 apartment homes; Camden Westchase in Tampa, FL, a $52 million project with 348 apartment homes; and Camden Town Square in Orlando, FL, a $66 million project with 438 apartment homes.

In addition, Camden sold two land parcels located in Washington, DC and Austin, TX to the Fund for approximately $12.5 million during the quarter. The Company was reimbursed for previously written-off third party development costs related to these parcels, resulting in a gain of $4.7 million recorded in the second quarter.  Construction on those communities - Camden South Capitol, an $88 million project with 276 apartment homes, and Camden Amber Oaks II, a $25 million project with 244 apartment homes – commenced during the quarter.

Equity Issuance
During the second quarter, Camden issued 550,355 common shares through its at-the-market (“ATM”) share offering programs at an average price of $61.88 per share, for total net consideration of approximately $33.3 million.  Subsequent to quarter-end, the Company issued an additional 499,900 common shares through its ATM program at an average price of $65.77 per share, for total net consideration of approximately $32.4 million.  Year-to-date through July 2011, Camden has issued 1,121,598 common shares through its ATM programs at an average price of $63.12 per share, for total net consideration of approximately $69.5 million.

Earnings Guidance
Camden updated its earnings guidance for 2011 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2011 FFO is expected to be $2.65 to $2.75 per diluted share, and full-year 2011 EPS is expected to be $0.21 to $0.31 per diluted share.  Third quarter 2011 earnings guidance is $0.74 to $0.78 per diluted share for FFO and $0.14 to $0.18 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2011 earnings guidance is based on projections of same property revenue growth between 4.75% and 5.75%, expense growth between 2.75% and 3.25%, and NOI growth between 6.25% and 7.25%.  Additional information on the Company’s 2011 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, July 29, 2011 at 11:00 a.m. Central Time to review its second quarter 2011 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 4528256, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 196 properties containing 67,212 apartment homes across the United States.  Upon completion of eight properties under development, the Company's portfolio will increase to 69,421 apartment homes in 204 properties.  Camden was recently named by FORTUNE® Magazine for the fourth consecutive year as one of the “100 Best Companies to Work For” in America, placing 7th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
	(In thousands, except per share, property data amounts and ratios)

	Three Months Ended June 30,				Six Months Ended June 30,
	2011		2010		2011		2010
Total property revenues (a)	$165,106		$151,291		$326,253		$300,743

EBITDA (b)	87,230		79,997		174,727		160,247

Net income (loss) attributable to common shareholders	(16,597)		2,134		(9,311)		4,419
Per share - basic	(0.23)		0.03		(0.13)		0.06
Per share - diluted	(0.23)		0.03		(0.13)		0.06

Income (loss) from continuing operations attributable to common shareholders	(16,597)		1,170		(9,311)		2,757
Per share - basic	(0.23)		0.02		(0.13)		0.04
Per share - diluted	(0.23)		0.02		(0.13)		0.04

Funds from operations	30,351		46,699		84,464		93,681
Per share - diluted	0.40		0.66		1.12		1.34

Dividends per share	0.49		0.45		0.98		0.90
Dividend payout ratio (b)	62.0%		68.2%		64.5%		67.2%

Interest expensed (including discontinued operations)	28,381		31,742		58,118		63,297
Interest capitalized	1,826		1,320		3,641		2,619
Total interest incurred	30,207		33,062		61,759		65,916

Principal amortization	1,297		1,144		2,692		2,301
Preferred distributions	1,750		1,750		3,500		3,500

Interest expense coverage ratio	3.1	x	2.5	x	3.0	x	2.5	x
Total interest coverage ratio	2.9	x	2.4	x	2.8	x	2.4	x
Fixed charge expense coverage ratio	2.8	x	2.3	x	2.7	x	2.3	x
Total fixed charge coverage ratio	2.6	x	2.2	x	2.6	x	2.2	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.9	x	2.5	x	2.9	x	2.5	x

Same property NOI increase (decrease) (c)	6.9%		(4.1%)		6.5%		(6.6%)
(# of apartment homes included)	47,600		46,757		47,600		46,757

Gross turnover of apartment homes (annualized)	66%		66%		57%		60%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	57%		57%		49%		50%

	As of June 30,
	2011	2010
Total assets	$4,559,059	$4,594,980
Total debt	$2,434,067	$2,572,103
Common and common equivalent shares, outstanding end of period (d)	75,974	71,864
Share price, end of period	$63.62	$40.85
Preferred units, end of period	$97,925	$97,925
Book equity value, end of period (e)	$1,856,313	$1,759,503
Market equity value, end of period (e)	$4,933,466	$3,035,644

(a)	Excludes discontinued operations.

(b)	Excludes $29.8 million or $0.39 and $0.40 per diluted share for the three months and six months ended June 30, 2011 respectively related to a loss on the discontinuation of a hedging relationship.

(c)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.

(d)	Includes at June 30, 2011: 73,515 common shares (including 791 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,459).

(e)	Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA	2011	2010	2011	2010
Property revenues
Rental revenues	$141,219	$129,614	$279,999	$258,465
Other property revenues	23,887	21,677	46,254	42,278
Total property revenues	165,106	151,291	326,253	300,743

Property expenses
Property operating and maintenance	47,726	43,885	93,951	87,656
Real estate taxes	17,896	18,039	35,603	36,115
Total property expenses	65,622	61,924	129,554	123,771

Non-property income
Fee and asset management	2,471	2,045	4,309	3,883
Interest and other income	86	492	4,857	3,537
Income (loss) on deferred compensation plans	1,375	(3,582)	7,329	(100)
Total non-property income (loss)	3,932	(1,045)	16,495	7,320

Other expenses
Property management	5,109	5,022	10,428	10,205
Fee and asset management	1,670	1,262	2,890	2,456
General and administrative	8,032	7,367	17,820	14,771
Interest	28,381	31,742	58,118	63,297
Depreciation and amortization	45,731	42,010	92,553	84,978
Amortization of deferred financing costs	1,890	713	3,417	1,439
Expense (benefit) on deferred compensation plans	1,375	(3,582)	7,329	(100)
Total other expenses	92,188	84,534	192,555	177,046

Loss on discontinuation of hedging relationship	(29,791)	-	(29,791)	-
Gain on sale of properties, including land	4,748	236	4,748	236
Gain on sale of unconsolidated joint venture interests	-	-	1,136	-
Equity in income (loss) of joint ventures	16	(436)	390	(541)
Income (loss) from continuing operations before income taxes	(13,799)	3,588	(2,878)	6,941
Income tax expense - current	(256)	(304)	(1,576)	(574)
Income (loss) from continuing operations	(14,055)	3,284	(4,454)	6,367
Income from discontinued operations	-	964	-	1,662
Net income (loss)	(14,055)	4,248	(4,454)	8,029
Less income allocated to noncontrolling interests from continuing operations	(792)	(364)	(1,357)	(110)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Net income (loss) attributable to common shareholders	$(16,597)	$2,134	$(9,311)	$4,419

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss)	$(14,055)	$4,248	$(4,454)	$8,029
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(2,189)	(7,409)	(2,692)	(14,226)
Reclassification of net losses on cash flow hedging activities	33,786	5,784	39,552	11,663
Reclassification of gain on available-for-sale investment to earnings, net of tax	-	-	(3,309)	-
Comprehensive income	17,542	2,623	29,097	5,466
Less income allocated to noncontrolling interests from continuing operations	(792)	(364)	(1,357)	(110)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Comprehensive income attributable to common shareholders	$15,000	$509	$24,240	$1,856

PER SHARE DATA
Net income (loss) attributable to common shareholders - basic	$(0.23)	$0.03	$(0.13)	$0.06
Net income (loss) attributable to common shareholders - diluted	(0.23)	0.03	(0.13)	0.06
Income (loss) from continuing operations attributable to common shareholders - basic	(0.23)	0.02	(0.13)	0.04
Income (loss) from continuing operations attributable to common shareholders - diluted	(0.23)	0.02	(0.13)	0.04

Weighted average number of common and
common equivalent shares outstanding:
Basic	72,343	68,090	72,126	67,287
Diluted	72,343	68,386	72,126	67,521

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
FUNDS FROM OPERATIONS	2011	2010	2011	2010

Net income (loss) attributable to common shareholders (a)	$(16,597)	$2,134	$(9,311)	$4,419
Real estate depreciation from continuing operations	44,482	40,799	90,056	82,593
Real estate depreciation from discontinued operations	-	780	-	1,625
Adjustments for unconsolidated joint ventures	1,813	2,298	3,819	4,461
(Gain) on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Income allocated to noncontrolling interests	653	688	1,036	583
Funds from operations - diluted	$30,351	$46,699	$84,464	$93,681

PER SHARE DATA
Funds from operations - diluted	$0.40	$0.66	$1.12	$1.34
Cash distributions	0.49	0.45	0.98	0.90

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	75,523	70,987	75,273	70,146

PROPERTY DATA
Total operating properties (end of period) (b)	196	185	196	185
Total operating apartment homes in operating properties (end of period) (b)	67,212	63,658	67,212	63,658
Total operating apartment homes (weighted average)	50,883	50,680	50,882	50,629
Total operating apartment homes - excluding discontinued operations (weighted average)	50,883	49,614	50,882	49,563

(a)	Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the three and six months ended June 30,2011.
(b)	Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN				BALANCE SHEETS
				(In thousands)

(Unaudited)	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010
ASSETS
Real estate assets, at cost
Land	$760,397	$760,397	$760,397	$763,559	$746,195
Buildings and improvements	4,711,552	4,690,741	4,680,361	4,613,036	4,521,376
	5,471,949	5,451,138	5,440,758	5,376,595	5,267,571
Accumulated depreciation	(1,378,630)	(1,335,831)	(1,292,924)	(1,263,173)	(1,221,422)
Net operating real estate assets	4,093,319	4,115,307	4,147,834	4,113,422	4,046,149
Properties under development, including land	237,549	220,641	206,919	198,377	199,012
Investments in joint ventures	39,398	21,196	27,632	33,226	50,392
Properties held for sale, including land	-	-	-	9,737	9,692
Total real estate assets	4,370,266	4,357,144	4,382,385	4,354,762	4,305,245
Accounts receivable - affiliates	30,401	29,973	31,895	32,269	31,993
Notes receivable - affiliates	-	-	3,194	17,509	38,478
Other assets, net (a)	90,346	92,051	106,175	105,950	87,371
Cash and cash equivalents	63,148	98,771	170,575	91,071	128,155
Restricted cash	4,898	5,354	5,513	5,174	3,738
Total assets	$4,559,059	$4,583,293	$4,699,737	$4,606,735	$4,594,980

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,380,368	$1,419,681	$1,507,757	$1,507,858	$1,590,287
Secured	1,053,699	1,054,839	1,055,997	1,034,354	981,816
Accounts payable and accrued expenses	78,460	81,972	81,556	82,598	63,663
Accrued real estate taxes	27,424	16,585	22,338	40,340	28,416
Distributions payable	38,966	38,662	35,295	34,548	34,275
Other liabilities (b)	123,829	134,608	141,496	144,146	137,020
Total liabilities	2,702,746	2,746,347	2,844,439	2,843,844	2,835,477

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Equity
Common shares of beneficial interest	834	827	824	804	798
Additional paid-in capital	2,823,690	2,783,621	2,775,625	2,673,606	2,641,354
Distributions in excess of net income attributable to common shareholders	(676,367)	(623,740)	(595,317)	(580,046)	(550,039)
Notes receivable secured by common shares	-	-	-	-	(102)
Treasury shares, at cost	(459,134)	(460,467)	(461,255)	(461,255)	(461,517)
Accumulated other comprehensive income (loss) (c)	93	(31,504)	(33,458)	(41,302)	(43,718)
Total common shareholders' equity	1,689,116	1,668,737	1,686,419	1,591,807	1,586,776
Noncontrolling interest	69,272	70,284	70,954	73,159	74,802
Total equity	1,758,388	1,739,021	1,757,373	1,664,966	1,661,578
Total liabilities and equity	$4,559,059	$4,583,293	$4,699,737	$4,606,735	$4,594,980

(a) Includes:
net deferred charges of:	$14,484	$12,677	$13,336	$14,892	$10,193

(b) Includes:
deferred revenues of:	$2,181	$2,254	$2,332	$2,347	$2,467
distributions in excess of investments in joint ventures of:	$31,040	$33,442	$32,288	$34,045	$33,074
fair value adjustment of derivative instruments:	$27,977	$31,655	$36,898	$43,267	$43,757

(c) Represents the fair value adjustment of derivative instruments, gain on post retirement obligations and unrealized gain on available-for-sale securities, net of tax, if any.

CAMDEN							PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2011 (in apartment homes)

	"Same Property"	Non-"Same Property"	Fully Consolidated	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (a)	4,730	874	5,604	-	5,604	-	5,604	463	6,067
Houston, TX	4,462	524	4,986	2,880	7,866	-	7,866	104	7,970
Tampa, FL	5,503	-	5,503	450	5,953	-	5,953	540	6,493
Las Vegas, NV	3,969	-	3,969	4,047	8,016	-	8,016	-	8,016
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Dallas, TX	4,545	516	5,061	1,706	6,767	-	6,767	-	6,767
Los Angeles/Orange County, CA	1,770	290	2,060	421	2,481	-	2,481	-	2,481
Charlotte, NC	3,574	-	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	268	3,564	-	3,564	-	3,564	858	4,422
Atlanta, GA (b)	3,202	-	3,202	234	3,436	110	3,546	-	3,546
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	1,196	-	1,196	-	1,196	-	1,196
Austin, TX (c)	1,853	-	1,853	1,369	3,222	-	3,222	244	3,466
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Other	984	816	1,800	3,795	5,595	-	5,595	-	5,595

Total Portfolio	47,600	3,288	50,888	16,214	67,102	110	67,212	2,209	69,421

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia. 276 units under construction in DC are held through a joint venture investment.
(b) 110 units completed in lease-up in Atlanta, GA are held through a joint venture investment.
(c) 244 units under construction in Austin, TX are held through a joint venture investment.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (f)

	"Same Property"	Operating	Incl. JVs at	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	Communities	Communities (d)	Pro Rata % (e)	2011	2011	2010	2010	2010
D.C. Metro	17.9%	19.5%	18.7%	96.0%	95.5%	95.2%	96.4%	95.8%
Houston, TX	8.7%	9.1%	9.4%	94.2%	91.9%	91.8%	93.4%	93.8%
Tampa, FL	8.9%	8.2%	8.0%	94.5%	93.9%	93.9%	93.8%	93.5%
Las Vegas, NV	6.6%	6.1%	6.9%	92.5%	91.2%	90.9%	92.3%	92.3%
SE Florida	7.9%	7.4%	7.1%	95.2%	94.7%	95.0%	95.0%	95.1%
Dallas, TX	6.5%	6.7%	6.8%	95.6%	94.3%	93.1%	92.5%	91.6%
Los Angeles/Orange County, CA	6.1%	6.7%	6.6%	94.8%	93.7%	92.7%	93.3%	94.2%
Charlotte, NC	6.2%	5.9%	5.6%	96.3%	95.2%	94.3%	95.1%	95.2%
Orlando, FL	5.6%	5.8%	5.6%	94.7%	94.2%	93.6%	94.0%	93.2%
Atlanta, GA	5.6%	5.2%	5.1%	94.5%	93.9%	92.9%	94.2%	94.2%
Raleigh, NC	4.9%	4.6%	4.4%	95.0%	94.6%	93.9%	95.1%	94.5%
Denver, CO	4.0%	3.7%	3.9%	94.4%	92.9%	93.9%	95.7%	95.3%
San Diego/Inland Empire, CA	3.6%	3.3%	3.2%	92.9%	92.7%	91.7%	92.6%	94.3%
Austin, TX	2.9%	2.7%	2.8%	94.4%	93.6%	93.7%	94.8%	93.7%
Phoenix, AZ	2.4%	2.2%	2.3%	91.1%	92.6%	92.1%	92.0%	92.0%
Other	2.2%	2.9%	3.6%	95.6%	93.9%	93.3%	94.6%	95.0%

Total Portfolio	100.0%	100.0%	100.0%	94.5%	93.5%	93.1%	94.0%	93.8%

(d) Operating communities include fully-consolidated communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(e) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(f) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development.

CAMDEN				COMPONENTS OF
				PROPERTY NET OPERATING INCOME
				(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2011	2010	Change	2011	2010	Change
"Same Property" Communities (a)	47,600	$152,035	$144,451	$7,584	$299,732	$286,849	$12,883
Non-"Same Property" Communities (b)	3,288	11,834	5,697	6,137	24,053	11,540	12,513
Development and Lease-Up Communities (c)	1,689	-	-	-	-	-	-
Other (d)	-	1,237	1,143	94	2,468	2,354	114
Total Property Revenues	52,577	$165,106	$151,291	$13,815	$326,253	$300,743	$25,510

Property Expenses
"Same Property" Communities (a)	47,600	$59,709	$58,049	$1,660	$118,110	$116,345	$1,765
Non-"Same Property" Communities (b)	3,288	4,793	2,635	2,158	9,270	4,971	4,299
Development and Lease-Up Communities (c)	1,689	-	-	-	-	-	-
Other (d)	-	1,120	1,240	(120)	2,174	2,455	(281)
Total Property Expenses	52,577	$65,622	$61,924	$3,698	$129,554	$123,771	$5,783

Property Net Operating Income
"Same Property" Communities (a)	47,600	$92,326	$86,402	$5,924	$181,622	$170,504	$11,118
Non-"Same Property" Communities (b)	3,288	7,041	3,062	3,979	14,783	6,569	8,214
Development and Lease-Up Communities (c)	1,689	-	-	-	-	-	-
Other (d)	-	117	(97)	214	294	(101)	395
Total Property Net Operating Income	52,577	$99,484	$89,367	$10,117	$196,699	$176,972	$19,727

Income from Discontinued Operations (e)	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Property Revenues	$ - '	$2,826	$ - '	$5,580
Property Expenses	-	1,082	-	2,293
Property Net Operating Income	-	1,744	-	3,287
Depreciation and Amortization	-	(780)	-	(1,625)
Income from Discontinued Operations	$ - '	$964	$ - '	$1,662

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2010, or communities which underwent major redevelopment after January 1, 2010, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(d)	"Other" includes results from non-multifamily rental properties and expenses related to land holdings not under active development.
(e)	Represents operating results for communities disposed of during 2010, of which Camden has no continuing involvement.

			"SAME PROPERTY"
CAMDEN						SECOND QUARTER COMPARISONS
							JUNE 30, 2011
						(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q11	2Q10	Growth	2Q11	2Q10	Growth	2Q11	2Q10	Growth

D.C. Metro	$23,563	$22,000	7.1%	$7,082	$6,623	6.9%	$16,481	$15,377	7.2%
Houston, TX	13,925	13,343	4.4%	5,921	5,663	4.6%	8,004	7,680	4.2%
Tampa, FL	14,573	13,815	5.5%	6,368	6,566	(3.0%)	8,205	7,249	13.2%
Las Vegas, NV	9,869	10,006	(1.4%)	3,785	3,911	(3.2%)	6,084	6,095	(0.2%)
SE Florida	11,638	10,780	8.0%	4,298	4,273	0.6%	7,340	6,507	12.8%
Dallas, TX	11,387	10,631	7.1%	5,396	5,082	6.2%	5,991	5,549	8.0%
Los Angeles/Orange County, CA	8,446	8,204	2.9%	2,842	2,676	6.2%	5,604	5,528	1.4%
Charlotte, NC	9,880	9,458	4.5%	4,102	3,941	4.1%	5,778	5,517	4.7%
Orlando, FL	8,906	8,476	5.1%	3,682	3,728	(1.2%)	5,224	4,748	10.0%
Atlanta, GA	9,079	8,626	5.3%	3,913	3,687	6.1%	5,166	4,939	4.6%
Raleigh, NC	7,248	6,864	5.6%	2,687	2,579	4.2%	4,561	4,285	6.4%
Denver, CO	5,690	5,384	5.7%	2,019	1,930	4.6%	3,671	3,454	6.3%
San Diego/Inland Empire, CA	5,575	5,460	2.1%	2,277	2,268	0.4%	3,298	3,192	3.3%
Austin, TX	5,158	4,749	8.6%	2,491	2,327	7.0%	2,667	2,422	10.1%
Phoenix, AZ	3,862	3,661	5.5%	1,664	1,587	4.9%	2,198	2,074	6.0%
Other	3,236	2,994	8.1%	1,182	1,208	(2.2%)	2,054	1,786	15.0%

Total Same Property	$152,035	$144,451	5.3%	$59,709	$58,049	2.9%	$92,326	$86,402	6.9%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	2Q11	2Q10	Change	2Q11	2Q10	Change

D.C. Metro	4,730	17.9%	96.2%	95.7%	0.5%	$1,547	$1,458	6.1%
Houston, TX	4,462	8.7%	94.4%	93.7%	0.7%	975	956	2.0%
Tampa, FL	5,503	8.9%	94.4%	93.5%	0.9%	774	740	4.6%
Las Vegas, NV	3,969	6.6%	93.6%	92.9%	0.7%	757	779	(2.9%)
SE Florida	2,520	7.9%	95.2%	95.1%	0.1%	1,437	1,345	6.8%
Dallas, TX	4,545	6.5%	95.6%	94.0%	1.7%	737	704	4.6%
Los Angeles/Orange County, CA	1,770	6.1%	94.7%	94.0%	0.6%	1,523	1,495	1.9%
Charlotte, NC	3,574	6.2%	96.3%	95.2%	1.2%	825	788	4.7%
Orlando, FL	3,296	5.6%	94.7%	93.1%	1.6%	813	784	3.8%
Atlanta, GA	3,202	5.6%	94.5%	94.2%	0.3%	855	817	4.6%
Raleigh, NC	2,704	4.9%	95.0%	94.5%	0.6%	791	744	6.3%
Denver, CO	1,851	4.0%	94.5%	95.5%	(1.0%)	931	880	5.7%
San Diego/Inland Empire, CA	1,196	3.6%	92.9%	94.3%	(1.4%)	1,497	1,456	2.8%
Austin, TX	1,853	2.9%	94.7%	93.9%	0.7%	822	768	6.9%
Phoenix, AZ	1,441	2.4%	92.0%	92.7%	(0.7%)	802	759	5.7%
Other	984	2.2%	95.6%	94.7%	0.9%	985	923	6.6%

Total Same Property	47,600	100.0%	94.8%	94.2%	0.6%	$972	$933	4.2%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN						SEQUENTIAL QUARTER COMPARISONS
						JUNE 30, 2011
						(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q11	1Q11	Growth	2Q11	1Q11	Growth	2Q11	1Q11	Growth

D.C. Metro	$23,563	$22,940	2.7%	$7,082	$7,162	(1.1%)	$16,481	$15,778	4.5%
Houston, TX	13,925	13,238	5.2%	5,921	5,604	5.7%	8,004	7,634	4.8%
Tampa, FL	14,573	14,237	2.4%	6,368	6,434	(1.0%)	8,205	7,803	5.2%
Las Vegas, NV	9,869	9,698	1.8%	3,785	3,690	2.6%	6,084	6,008	1.3%
SE Florida	11,638	11,322	2.8%	4,298	4,497	(4.4%)	7,340	6,825	7.5%
Dallas, TX	11,387	10,930	4.2%	5,396	5,135	5.1%	5,991	5,795	3.4%
Los Angeles/Orange County, CA	8,446	8,330	1.4%	2,842	2,810	1.1%	5,604	5,520	1.5%
Charlotte, NC	9,880	9,532	3.7%	4,102	3,989	2.8%	5,778	5,543	4.2%
Orlando, FL	8,906	8,708	2.3%	3,682	3,614	1.9%	5,224	5,094	2.6%
Atlanta, GA	9,079	8,849	2.6%	3,913	3,723	5.1%	5,166	5,126	0.8%
Raleigh, NC	7,248	7,179	1.0%	2,687	2,615	2.8%	4,561	4,564	(0.1%)
Denver, CO	5,690	5,426	4.9%	2,019	1,869	8.0%	3,671	3,557	3.2%
San Diego/Inland Empire, CA	5,575	5,483	1.7%	2,277	2,153	5.8%	3,298	3,330	(1.0%)
Austin, TX	5,158	4,933	4.6%	2,491	2,342	6.4%	2,667	2,591	2.9%
Phoenix, AZ	3,862	3,821	1.1%	1,664	1,619	2.8%	2,198	2,202	(0.2%)
Other	3,236	3,071	5.4%	1,182	1,145	3.2%	2,054	1,926	6.6%

Total Same Property	$152,035	$147,697	2.9%	$59,709	$58,401	2.2%	$92,326	$89,296	3.4%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	2Q11	1Q11	Change	2Q11	1Q11	Change

D.C. Metro	4,730	17.9%	96.2%	95.6%	0.6%	$1,547	$1,524	1.5%
Houston, TX	4,462	8.7%	94.4%	91.5%	2.9%	975	961	1.5%
Tampa, FL	5,503	8.9%	94.4%	93.9%	0.5%	774	763	1.4%
Las Vegas, NV	3,969	6.6%	93.6%	92.2%	1.4%	757	757	0.0%
SE Florida	2,520	7.9%	95.2%	94.7%	0.5%	1,437	1,419	1.3%
Dallas, TX	4,545	6.5%	95.6%	94.3%	1.3%	737	722	2.1%
Los Angeles/Orange County, CA	1,770	6.1%	94.7%	93.9%	0.8%	1,523	1,508	1.0%
Charlotte, NC	3,574	6.2%	96.3%	95.2%	1.1%	825	807	2.2%
Orlando, FL	3,296	5.6%	94.7%	94.2%	0.5%	813	803	1.2%
Atlanta, GA	3,202	5.6%	94.5%	93.9%	0.6%	855	846	1.0%
Raleigh, NC	2,704	4.9%	95.0%	94.6%	0.4%	791	795	(0.5%)
Denver, CO	1,851	4.0%	94.5%	93.0%	1.5%	931	915	1.7%
San Diego/Inland Empire, CA	1,196	3.6%	92.9%	92.7%	0.2%	1,497	1,485	0.8%
Austin, TX	1,853	2.9%	94.7%	93.7%	1.0%	822	807	1.8%
Phoenix, AZ	1,441	2.4%	92.0%	93.5%	(1.5%)	802	789	1.6%
Other	984	2.2%	95.6%	94.1%	1.5%	985	962	2.3%

Total Same Property	47,600	100.0%	94.8%	93.9%	0.9%	$972	$959	1.4%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN						YEAR TO DATE COMPARISONS
						JUNE 30, 2011
						(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2011	2010	Growth	2011	2010	Growth	2011	2010	Growth

D.C. Metro	$46,503	$43,342	7.3%	$14,244	$14,046	1.4%	$32,259	$29,296	10.1%
Houston, TX	27,163	26,684	1.8%	11,525	11,299	2.0%	15,638	15,385	1.6%
Tampa, FL	28,810	27,476	4.9%	12,803	13,016	(1.6%)	16,007	14,460	10.7%
Las Vegas, NV	19,567	19,999	(2.2%)	7,476	7,812	(4.3%)	12,091	12,187	(0.8%)
SE Florida	22,960	21,535	6.6%	8,794	8,516	3.3%	14,166	13,019	8.8%
Dallas, TX	22,316	21,157	5.5%	10,531	10,141	3.8%	11,785	11,016	7.0%
Los Angeles/Orange County, CA	16,775	16,345	2.6%	5,651	5,371	5.2%	11,124	10,974	1.4%
Charlotte, NC	19,412	18,758	3.5%	8,091	7,911	2.3%	11,321	10,847	4.4%
Orlando, FL	17,615	16,926	4.1%	7,296	7,441	(1.9%)	10,319	9,485	8.8%
Atlanta, GA	17,929	17,072	5.0%	7,637	7,397	3.2%	10,292	9,675	6.4%
Raleigh, NC	14,427	13,494	6.9%	5,302	5,149	3.0%	9,125	8,345	9.3%
Denver, CO	11,116	10,500	5.9%	3,888	3,589	8.3%	7,228	6,911	4.6%
San Diego/Inland Empire, CA	11,058	10,862	1.8%	4,430	4,524	(2.1%)	6,628	6,338	4.6%
Austin, TX	10,091	9,419	7.1%	4,832	4,647	4.0%	5,259	4,772	10.2%
Phoenix, AZ	7,683	7,350	4.5%	3,283	3,166	3.7%	4,400	4,184	5.2%
Other	6,307	5,930	6.4%	2,327	2,320	0.3%	3,980	3,610	10.2%

Total Same Property	$299,732	$286,849	4.5%	$118,110	$116,345	1.5%	$181,622	$170,504	6.5%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included	Contribution (a)	2011	2010	Change	2011	2010	Change

D.C. Metro	4,730	17.8%	95.9%	94.9%	1.0%	$1,536	$1,450	5.9%
Houston, TX	4,462	8.6%	92.9%	93.8%	(0.8%)	968	958	1.1%
Tampa, FL	5,503	8.8%	94.2%	93.1%	1.1%	768	740	3.9%
Las Vegas, NV	3,969	6.7%	92.9%	92.6%	0.3%	757	783	(3.4%)
SE Florida	2,520	7.8%	95.0%	95.4%	(0.4%)	1,428	1,340	6.6%
Dallas, TX	4,545	6.5%	95.0%	93.3%	1.6%	730	705	3.5%
Los Angeles/Orange County, CA	1,770	6.1%	94.3%	93.5%	0.7%	1,516	1,496	1.3%
Charlotte, NC	3,574	6.2%	95.8%	94.8%	1.0%	816	788	3.6%
Orlando, FL	3,296	5.7%	94.4%	93.0%	1.4%	808	784	3.0%
Atlanta, GA	3,202	5.7%	94.2%	93.4%	0.8%	851	817	4.2%
Raleigh, NC	2,704	5.0%	94.8%	93.8%	1.0%	793	740	7.2%
Denver, CO	1,851	4.0%	93.7%	93.9%	(0.2%)	923	876	5.3%
San Diego/Inland Empire, CA	1,196	3.6%	92.8%	94.0%	(1.2%)	1,491	1,453	2.6%
Austin, TX	1,853	2.9%	94.2%	93.5%	0.6%	814	767	6.1%
Phoenix, AZ	1,441	2.4%	92.7%	93.2%	(0.4%)	795	759	4.9%
Other	984	2.2%	94.8%	95.0%	(0.2%)	973	919	5.9%

Total Same Property	47,600	100.0%	94.3%	93.8%	0.5%	$966	$932	3.6%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY" OPERATING EXPENSE
CAMDEN			DETAIL AND COMPARISONS
			JUNE 30, 2011
			(In thousands)

(Unaudited)					% of Actual
					2Q11 Operating
Quarterly Comparison (a)	2Q11	2Q10	$ Change	% Change	Expenses

Property taxes	$15,855	$16,568	$(713)	(4.3%)	26.6%
Salaries and Benefits for On-site Employees	14,403	13,177	1,226	9.3%	24.1%
Utilities	13,327	12,227	1,100	9.0%	22.3%
Repairs and Maintenance	9,309	9,108	201	2.2%	15.6%
Property Insurance	3,014	3,343	(329)	(9.8%)	5.0%
Other	3,801	3,626	175	4.8%	6.4%

Total Same Property	$59,709	$58,049	$1,660	2.9%	100.0%

					% of Actual
					2Q11 Operating
Sequential Comparison (a)	2Q11	1Q11	$ Change	% Change	Expenses

Property taxes	$15,855	$15,775	$80	0.5%	26.6%
Salaries and Benefits for On-site Employees	14,403	14,055	348	2.5%	24.1%
Utilities	13,327	13,036	291	2.2%	22.3%
Repairs and Maintenance	9,309	8,658	651	7.5%	15.6%
Property Insurance	3,014	3,281	(267)	(8.1%)	5.0%
Other	3,801	3,596	205	5.7%	6.4%

Total Same Property	$59,709	$58,401	$1,308	2.2%	100.0%

					% of Actual
					2011 Operating
Year to Date Comparison (a)	2011	2010	$ Change	% Change	Expenses

Property taxes	$31,630	$33,254	$(1,624)	(4.9%)	26.8%
Salaries and Benefits for On-site Employees	28,458	26,586	1,872	7.0%	24.1%
Utilities	26,363	24,459	1,904	7.8%	22.3%
Repairs and Maintenance	17,967	17,562	405	2.3%	15.2%
Property Insurance	6,295	7,187	(892)	(12.4%)	5.3%
Other	7,397	7,297	100	1.4%	6.3%

Total Same Property	$118,110	$116,345	$1,765	1.5%	100.0%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2010, excluding properties held for sale and communities under major redevelopment.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Six Months Ended
	June 30,			June 30,
OPERATING DATA (a)	2011	2010		2011	2010
Property Revenues
Rental revenues	$6,201	$6,990		$12,763	$13,733
Other property revenues	1,010	1,054		2,018	2,028
Total property revenues	7,211	8,044		14,781	15,761

Property Expenses
Property operating and maintenance	2,333	2,674		4,620	5,059
Real estate taxes	749	1,085		1,541	2,119
Total property expenses	3,082	3,759		6,161	7,178

Net Operating Income (NOI)	4,129	4,285		8,620	8,583

Other expenses
Interest	2,016	2,223		4,007	4,309
Depreciation and amortization	1,864	2,373		3,860	4,614
Other	233	125		363	201
Total other expenses	4,113	4,721		8,230	9,124

Equity in income (loss) of joint ventures	$16	$(436)		$390	$(541)

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010
BALANCE SHEET DATA (b)
Land	$192,872	$163,596	$151,384	$207,835	$224,767
Buildings and improvements	1,268,982	978,703	956,422	1,066,607	1,118,940
	1,461,854	1,142,299	1,107,806	1,274,442	1,343,707
Accumulated depreciation	(217,324)	(207,860)	(203,673)	(210,378)	(208,560)
Real estate assets, net	1,244,530	934,439	904,133	1,064,064	1,135,147
Properties under development and land	23,774	-	7,530	26,516	23,304
Cash and other assets, net	46,606	24,780	23,633	30,827	28,416
Total assets	$1,314,910	$959,219	$935,296	$1,121,407	$1,186,867

Notes payable	$1,049,387	$811,319	$810,095	$949,870	$983,370
Notes payable due to Camden	-	-	3,408	17,696	43,852
Other liabilities	24,678	15,101	16,543	19,193	16,639
Total liabilities	1,074,065	826,420	830,046	986,759	1,043,861

Members' equity	240,845	132,799	105,250	134,648	143,006
Total liabilities and members' equity	$1,314,910	$959,219	$935,296	$1,121,407	$1,186,867

Camden's equity investment	$39,398	$21,196	$27,632	$33,226	$50,392
Distributions in excess of investment in joint ventures	$(31,040)	$(33,442)	$(32,288)	$(34,045)	$(33,074)

Camden's pro-rata share of debt (c)	$209,112	$161,526	$193,130	$249,157	$261,102

PROPERTY DATA (end of period)
Total operating properties	53	44	43	43	43
Total operating apartment homes	16,324	12,917	12,435	12,834	12,818
Pro rata share of operating apartment homes	3,199	2,517	2,660	2,818	2,843
Total development properties	2	-	-	1	-
Total development apartment homes	520	-	-	110	-
Pro rata share of development apartment homes	104	-	-	22	-

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden, if any.

CAMDEN				CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2011 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Development Communities Under Construction		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations

1.	Camden La Vina	420	$61.0	$43.7	$43.7	3Q10	3Q11	2Q12	3Q14
	Orlando, FL
2.	Camden Summerfield II	187	32.0	19.9	19.9	3Q10	4Q11	1Q12	4Q12
	Landover, MD
3.	Camden Royal Oaks II	104	14.0	4.8	4.8	1Q11	4Q11	2Q12	3Q13
	Houston, TX
4.	Camden Montague	192	23.0	5.4	5.4	2Q11	2Q12	4Q12	2Q13
	Tampa, FL
5.	Camden Town Square	438	66.0	20.7	20.7	2Q11	2Q12	3Q13	4Q14
	Orlando, FL
6.	Camden Westchase	348	52.0	20.6	20.6	2Q11	2Q12	1Q13	4Q13
	Tampa, FL

Total Development Communities		1,689	$248.0	$115.1	$115.1

Additional Development Pipeline & Land (a)					122.4

Total Properties Under Development and Land (per Balance Sheet)					$237.5

						Estimated/Actual Dates for
Joint Venture Camden Developed Communities Under		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Construction		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations

1.	Camden South Capitol	276	$88.0	$19.5	$19.5	2Q11	3Q13	4Q13	3Q14
	Washington, DC
2.	Camden Amber Oaks II	244	25.0	3.2	3.2	2Q11	2Q12	3Q12	2Q13
	Austin, TX

Total Joint Venture Development Communities		520	$113.0	$22.7	$22.7

					Camden
					Cash	Estimated/Actual Dates for
Joint Venture Third Party Developed Communities		Total		Total	Equity	Construction	Initial	Construction	Stabilized	As of 07/24/11
Completed		Homes		Cost	Invested	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Ivy Hall	110		$17.0	$3.0	NA	NA	4Q10	3Q11	84%	88%
	Atlanta, GA
Total Joint Venture Third Party Developed Communities Completed		110		$17.0	$3.0					84%	88%

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)
AS OF JUNE 30, 2011 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden Noma	320	$31.0
	Washington, DC
2.	Camden City Centre II	260	6.3
	Houston, TX
3.	Camden 5400 North Lamar	291	4.7
	Austin, TX

Development Pipeline		871	$42.0

LAND HOLDINGS		Acreage	Cost to Date

	Washington, DC	0.9	$17.3
	Los Angeles, CA	2.0	17.3
	Houston, TX	16.3	13.0
	Denver, CO	23.3	11.6
	Dallas, TX	7.2	8.6
	Southeast Florida	2.2	4.9
	Las Vegas, NV	19.6	4.2
	Other	4.8	3.5

Land Holdings		76.3	80.4

Total Development Pipeline and Land			$122.4

(a)
Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN			ACQUISITIONS & DISPOSITIONS

(Unaudited)

2011 ACQUISITION/DISPOSITION ACTIVITY

				Potential
Dispositions to Joint Ventures		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	South Capitol (a)	Washington, DC	Land under development	244	N/A	04/12/11
2.	Amber Oaks II (a)	Austin, TX	Land under development	276	N/A	06/16/11

Total Dispositions to Joint Ventures		$12.5	million	520 potential apartment homes

Joint Venture Acquisitions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Heights	Houston, TX	Multifamily	352	2004	02/16/11
2.	Camden Design District	Dallas, TX	Multifamily	355	2009	03/21/11
3.	Camden Phipps	Atlanta, GA	Multifamily	234	1996	03/23/11
4.	Camden Visconti	Tampa, FL	Multifamily	450	2007	05/25/11
5.	Camden Brushy Creek	Austin, TX	Multifamily	272	2008	06/15/11
6.	Camden Cypress Creek	Houston, TX	Multifamily	310	2009	06/15/11
7.	Camden Lakemont	Houston, TX	Multifamily	312	2007	06/15/11
8.	Camden Northpointe	Houston, TX	Multifamily	384	2008	06/15/11
9.	Camden Panther Creek	Dallas, TX	Multifamily	295	2009	06/15/11
10.	Camden Westover Hills	San Antonio, TX	Multifamily	288	2010	06/15/11
11.	Camden Riverwalk	Dallas, TX	Multifamily	600	2008	06/23/11
12.	Camden Shadow Brook	Austin, TX	Multifamily	496	2009	06/23/11

Total Joint Venture Acquisitions		$439.7	million	4,348 apartment homes
Pro Rata Joint Venture Acquisitions		$87.9	million

Joint Venture Dispositions		Location	Property Type	Apartment Homes / Acreage	Year Built	Closing Date
1.	Belle Meade	Houston, TX	Multifamily	119	2010	03/10/11
2.	Braeswood Place	Houston, TX	Multifamily	340	2009	03/10/11
3.	Lakes at 610	Houston, TX	Undeveloped Land	6.1	N/A	03/10/11

Total Joint Venture Dispositions		$19.3	million (b)	459 apartment homes
				6.1 acres

(a)	Land parcel sold to a joint venture of which Camden owns a 20% interest.
(b)	Net proceeds to Camden after debt.

CAMDEN		DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2011:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2011	$1,956	$ -	$ -	$1,956	0.1%	N/A
2012 (a)	3,499	101,017	189,667	294,183	12.1%	5.4%
2013	2,225	25,831	200,000	228,056	9.4%	5.4%
2014	2,187	8,827	-	11,014	0.5%	6.0%
2015	2,359	-	250,000	252,359	10.4%	5.1%
Thereafter	80,642	819,107	746,750	1,646,499	67.5%	4.7%
Total Maturing Debt	$92,868	$954,782	$1,386,417	$2,434,067	100.0%	4.9%

Unsecured Line of Credit	-	-	-	-	-	N/A
Total Debt	$92,868	$954,782	$1,386,417	$2,434,067	100.0%	4.9%

Weighted Average Maturity of Debt		7.3 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$229,624	9.4%	1.1%	8.5 Years
Fixed rate debt		2,204,443	90.6%	5.3%	7.1 Years
Total		$2,434,067	100.0%	4.9%	7.3 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,380,368	56.7%	5.3%	6.3 Years
Secured debt		1,053,699	43.3%	4.3%	8.6 Years
Total		$2,434,067	100.0%	4.9%	7.3 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (b)		$824,074	78.2%	5.2%	8.7 Years
Conventional variable-rate mortgage debt (b)		189,926	18.0%	1.0%	6.8 Years
Tax exempt variable rate debt		39,699	3.8%	1.5%	17.0 Years
Total		$1,053,699	100.0%	4.3%	8.6 Years

REAL ESTATE ASSETS: (c)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		38,391	73.0%	$4,071,970	71.3%
Encumbered real estate assets		14,186	27.0%	1,637,528	28.7%
Total		52,577	100.0%	$5,709,498	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				2.9 times

(a)	Secured maturities in 3Q12 includes the contractual extension of a $31.5 million loan which was originally scheduled to mature in 3Q11.
(b)	Mortgage debt includes a construction loan for Camden Travis Street with a $31.5MM balance at 6/30/11, of which $16.6MM was fixed utilizing an interest rate swap.
(c)	Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN			DEBT MATURITY ANALYSIS
					(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2011 AND 2012:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
3Q 2011	$963	$ -	$ -	$963	N/A
4Q 2011	993	-	-	993	N/A
2011	$1,956	$ -	$ -	$1,956	N/A

1Q 2012	$1,006	$ -	$ -	$1,006	N/A
2Q 2012	1,003	-	-	1,003	N/A
3Q 2012 (a)	846	101,017	-	101,863	4.5%
4Q 2012	644	-	189,667	190,311	5.9%
2012	$3,499	$101,017	$189,667	$294,183	5.4%

(a) Secured maturities in 3Q12 includes the contractual extension of a $31.5 million loan which was originally scheduled to mature in 3Q11.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	<	60%	40%	Yes

Secured Debt to Gross Asset Value	<	35%	17%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	249%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	345%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	11.5%	18%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	<	60%	41%	Yes

Total Secured Debt to Total Asset Value	<	40%	18%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	306%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	283%	Yes
Annual Service Charges

(a)	For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2011:

	Future Scheduled Repayments				Weighted Average
		Secured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Total	of Total	Maturing Debt
2011	$593	$2,100	$2,693	1.3%	2.5%
2012	1,294	115,562	116,856	55.9%	5.0%
2013	1,559	-	1,559	0.7%	N/A
2014	1,674	11,710	13,384	6.4%	5.7%
2015	1,543	9,363	10,906	5.2%	2.5%
Thereafter	6,902	55,602	62,504	29.9%	4.0%
Total Maturing Debt	$13,565	$194,337	$207,902	99.4%	4.5%

Subscription lines of credit (b)	-	1,210	1,210	0.6%	1.4%
Total Debt	$13,565	$195,547	$209,112	100.0%	4.5%

Weighted Average Maturity of Debt (a)		3.3 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$21,856	10.5%	1.5%	5.8 Years
Fixed rate debt		187,256	89.5%	4.9%	3.0 Years
Total		$209,112	100.0%	4.5%	3.3 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$187,256	89.5%	4.9%	3.0 Years
Conventional variable-rate mortgage debt		9,680	4.6%	1.6%	3.0 Years
Tax exempt variable rate debt		4,579	2.2%	0.6%	20.8 Years
Variable-rate construction loans		6,387	3.1%	2.1%	0.6 Years
Subscription line of credit		1,210	0.6%	1.4%	0.1 Years
Total		$209,112	100.0%	4.5%	3.3 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		16,324	$1,461,854
Development real estate assets		520	23,774
Total		16,844	$1,485,628

(a)	Excluding unexercised extension options.
(b)	As of June 30, 2011 these borrowings were drawn under the subscription secured lines of credit with $30.0 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c)	Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2011 and 2012:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
3Q 2011 (a)	$293	$1,210	$1,503	1.4%
4Q 2011	300	2,100	2,400	2.5%
2011	$593	$3,310	$3,903	2.1%

1Q 2012	$313	$4,287	$4,600	1.9%
2Q 2012	317	54,521	54,838	5.1%
3Q 2012	326	35,980	36,306	4.7%
4Q 2012	338	20,774	21,112	5.8%
2012	$1,294	$115,562	$116,856	5.0%

(a)	3Q 2011 maturities include a subscription secured line of credit with $1,210 (Camden's pro-rata share) outstanding as of June 30, 2011. The line of credit has $15.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
	& MAINTENANCE EXPENSE
	(In thousands, except unit data)

(Unaudited)
	Second Quarter 2011
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (a)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$2,491	$49	$800	$16
Appliances	9.7 years	1,267	25	188	4
Painting	-	-	-	1,460	29
Cabinetry/Countertops	10.0 years	291	6	-	-
Other	8.9 years	1,001	20	462	9
Exteriors
Painting	5.0 years	1,963	39	-	-
Carpentry	10.0 years	817	16	-	-
Landscaping	5.7 years	433	9	2,834	56
Roofing	20.0 years	1,234	24	57	1
Site Drainage	10.0 years	48	1	-	-
Fencing/Stair	10.0 years	287	6	-	-
Other (b)	8.7 years	2,188	43	2,823	55
Common Areas
Mech., Elec., Plumbing	9.6 years	1,653	32	1,017	20
Parking/Paving	5.0 years	566	11	-	-
Pool/Exercise/Facility	8.4 years	1,707	34	390	8

Total		$15,946	$313	$10,031	$197

Weighted Average Apartment Homes			50,883		50,883

	Year to Date 2011
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (c)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$4,752	$93	$1,491	$29
Appliances	9.7 years	2,348	46	363	7
Painting	-	-	-	2,772	54
Cabinetry/Countertops	10.0 years	560	11	-	-
Other	8.9 years	1,789	35	940	18
Exteriors
Painting	5.0 years	2,232	44	-	-
Carpentry	10.0 years	1,288	25	-	-
Landscaping	5.7 years	805	16	5,651	111
Roofing	20.0 years	1,474	29	106	2
Site Drainage	10.0 years	163	3	-	-
Fencing/Stair	10.0 years	446	9	-	-
Other (b)	8.7 years	3,343	66	5,370	106
Common Areas
Mech., Elec., Plumbing	9.6 years	2,708	53	1,899	37
Parking/Paving	5.0 years	607	12	-	-
Pool/Exercise/Facility	8.4 years	3,067	60	682	13

Total		$25,582	$503	$19,274	$379

Weighted Average Apartment Homes			50,882		50,882

(a)	Weighted average useful life of capitalized expenses for the three months ended June 30, 2011.
(b)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c)	Weighted average useful life of capitalized expenses for the six months ended June 30, 2011.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable.  The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity.  The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies.  A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income (loss) attributable to common shareholders (a)	$(16,597)	$2,134	$(9,311)	$4,419
Real estate depreciation from continuing operations	44,482	40,799	90,056	82,593
Real estate depreciation from discontinued operations	-	780	-	1,625
Adjustments for unconsolidated joint ventures	1,813	2,298	3,819	4,461
(Gain) on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Income allocated to noncontrolling interests	653	688	1,036	583
Funds from operations - diluted	$30,351	$46,699	$84,464	$93,681

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	72,343	68,386	72,126	67,521
FFO diluted	75,523	70,987	75,273	70,146

Net income (loss) attributable to common shareholders - diluted	$(0.23)	$0.03	$(0.13)	$0.06
FFO per common share - diluted	$0.40	$0.66	$1.12	$1.34

(a)	Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the three and six months ended June 30,2011.

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS).  A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	3Q11 Range		2011 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.14	$0.18	$0.21	$0.31
Expected difference between fully diluted EPS and FFO shares	(0.02)	(0.02)	(0.07)	(0.07)
Expected real estate depreciation	0.57	0.57	2.36	2.36
Expected adjustments for unconsolidated joint ventures	0.04	0.04	0.14	0.14
Recognized gain on sale of unconsolidated joint venture interests	0.00	0.00	(0.02)	(0.02)
Expected income allocated to noncontrolling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	$0.74	$0.78	$2.65	$2.75

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes.  The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income (loss) attributable to common shareholders	$(16,597)	$2,134	$(9,311)	$4,419
Less: Fee and asset management income	(2,471)	(2,045)	(4,309)	(3,883)
Less: Interest and other income	(86)	(492)	(4,857)	(3,537)
Less: (Income) loss on deferred compensation plans	(1,375)	3,582	(7,329)	100
Plus: Property management expense	5,109	5,022	10,428	10,205
Plus: Fee and asset management expense	1,670	1,262	2,890	2,456
Plus: General and administrative expense	8,032	7,367	17,820	14,771
Plus: Interest expense	28,381	31,742	58,118	63,297
Plus: Depreciation and amortization	45,731	42,010	92,553	84,978
Plus: Amortization of deferred financing costs	1,890	713	3,417	1,439
Plus: Expense (benefit) on deferred compensation plans	1,375	(3,582)	7,329	(100)
Less: Gain on sale of properties, including land	(4,748)	(236)	(4,748)	(236)
Less: Gain on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Less: Equity in (income) loss of joint ventures	(16)	436	(390)	541
Plus: Loss on discontinuation of hedging relationship	29,791	-	29,791	-
Plus: Income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Plus: Income allocated to noncontrolling interests	792	364	1,357	110
Plus: Income tax expense - current	256	304	1,576	574
Less: Income from discontinued operations	-	(964)	-	(1,662)
Net Operating Income (NOI)	$99,484	$89,367	$196,699	$176,972

"Same Property" Communities	$92,326	$86,402	$181,622	$170,504
Non-"Same Property" Communities	7,041	3,062	14,783	6,569
Other	117	(97)	294	(101)
Net Operating Income (NOI)	$99,484	$89,367	$196,699	$176,972

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income (loss) attributable to common shareholders	$(16,597)	$2,134	$(9,311)	$4,419
Plus: Interest expense	28,381	31,742	58,118	63,297
Plus: Amortization of deferred financing costs	1,890	713	3,417	1,439
Plus: Depreciation and amortization	45,731	42,010	92,553	84,978
Plus: Income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Plus: Income allocated to noncontrolling interests	792	364	1,357	110
Plus: Income tax expense - current	256	304	1,576	574
Plus: Real estate depreciation from discontinued operations	-	780	-	1,625
Less: Gain on sale of properties, including land	(4,748)	(236)	(4,748)	(236)
Less: Gain on sale of unconsolidated joint venture interests	-	-	(1,136)	-
Less: Equity in (income) loss of joint ventures	(16)	436	(390)	541
Plus: Loss on discontinuation of hedging relationship	29,791	-	29,791	-
EBITDA	$87,230	$79,997	$174,727	$160,247

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q3 '11	Q4 '11	Q1 '12	Q2 '12
Earnings release & conference call		Early Nov	Early Feb	Early May	Late July

Dividend Information - Common Shares:		Q1 '11	Q2 '11
Declaration Date		03/14/11	06/15/11
Record Date		03/31/11	06/30/11
Payment Date		04/18/11	07/18/11
Distributions Per Share		$0.49	$0.49

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
	Community Statistics as of 06/30/11

(Unaudited)							2Q11 Avg
			Year Placed	Average	Apartment	2Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	90%	$785	$1.00
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	88%	670	0.64
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	878	0.82
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	92%	787	0.85
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	93%	924	0.89
Camden Sierra (1)	Peoria	AZ	1997	925	288	90%	667	0.72
Camden Towne Center (1)	Glendale	AZ	1998	871	240	88%	667	0.77
Camden Vista Valley	Mesa	AZ	1986	923	357	90%	617	0.67
TOTAL ARIZONA	8	Properties		951	2,433	91%	761	0.80

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,521	1.51
Camden Harbor View	Long Beach	CA	2004	975	538	95%	1,894	1.94
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	1,730	1.71
Camden Martinique	Costa Mesa	CA	1986	794	714	94%	1,262	1.59
Camden Parkside (1)	Fullerton	CA	1972	836	421	94%	1,182	1.41
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,439	1.62
Total Los Angeles/Orange County	6	Properties		904	2,481	95%	1,490	1.65

Camden Old Creek	San Marcos	CA	2007	1,037	350	92%	1,557	1.50
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	93%	1,480	1.54
Camden Tuscany	San Diego	CA	2003	896	160	93%	1,877	2.09
Camden Vineyards	Murrieta	CA	2002	1,053	264	94%	1,214	1.15
Total San Diego/Inland Empire	4	Properties		995	1,196	93%	1,497	1.50

TOTAL CALIFORNIA	10	Properties		934	3,677	94%	1,492	1.60

Camden Caley	Englewood	CO	2000	925	218	94%	913	0.99
Camden Centennial	Littleton	CO	1985	744	276	92%	693	0.93
Camden Denver West (1)	Golden	CO	1997	1,015	320	94%	1,062	1.05
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,132	0.99
Camden Interlocken	Broomfield	CO	1999	1,022	340	96%	1,123	1.10
Camden Lakeway	Littleton	CO	1997	932	451	94%	894	0.96
Camden Pinnacle	Westminster	CO	1985	748	224	95%	714	0.95
TOTAL COLORADO	7	Properties		949	2,171	94%	950	1.00

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	99%	1,401	1.32
Camden Clearbrook	Frederick	MD	2007	1,048	297	97%	1,291	1.23
Camden College Park	College Park	MD	2008	942	508	94%	1,552	1.65
Camden Dulles Station	Oak Hill	VA	2009	984	366	96%	1,535	1.56
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,554	1.47
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,587	1.70
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,596	1.60
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,415	3.58
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,330	1.32
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	95%	1,579	1.54
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,457	1.70
Camden Potomac Yard	Arlington	VA	2008	835	378	97%	1,893	2.27
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,309	2.70
Camden Russett	Laurel	MD	2000	992	426	92%	1,379	1.39
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,340	1.37
Camden Summerfield	Landover	MD	2008	957	291	95%	1,540	1.61
TOTAL DC METRO	16	Properties		963	5,604	96%	1,547	1.61

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,410	1.27
Camden Brickell	Miami	FL	2003	937	405	97%	1,471	1.57
Camden Doral	Miami	FL	1999	1,120	260	94%	1,502	1.34
Camden Doral Villas	Miami	FL	2000	1,253	232	94%	1,593	1.27
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	1,597	1.53
Camden Plantation	Plantation	FL	1997	1,201	502	94%	1,276	1.06
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,304	1.17
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,437	1.30

Camden Club	Longwood	FL	1986	1,077	436	96%	834	0.77
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	946	0.88
Camden Lago Vista	Orlando	FL	2005	955	366	94%	858	0.90
Camden Landings	Orlando	FL	1983	748	220	96%	650	0.87
Camden Lee Vista	Orlando	FL	2000	937	492	95%	825	0.88
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,032	1.26
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	787	0.88
Camden Reserve	Orlando	FL	1990/1991	824	526	93%	697	0.85
Camden World Gateway	Orlando	FL	2000	979	408	96%	922	0.94
Total Orlando	9	Properties		928	3,564	95%	829	0.89

CAMDEN	COMMUNITY TABLE
Community Statistics as of 06/30/11

(Unaudited)							2Q11 Avg
			Year Placed	Average	Apartment	2Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	833	0.88
Camden Bay Pointe	Tampa	FL	1984	771	368	95%	672	0.87
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	729	0.98
Camden Citrus Park	Tampa	FL	1985	704	247	94%	649	0.92
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	94%	657	0.90
Camden Lakeside	Brandon	FL	1986	729	228	93%	715	0.98
Camden Live Oaks	Tampa	FL	1990	1,093	770	94%	762	0.70
Camden Preserve	Tampa	FL	1996	942	276	95%	984	1.05
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	882	0.86
Camden Royal Palms	Brandon	FL	2006	1,017	352	94%	928	0.91
Camden Visconti (1)	Tampa	FL	2007	1,125	450	97%	1,065	0.95
Camden Westshore	Tampa	FL	1986	728	278	96%	798	1.10
Camden Woods	Tampa	FL	1986	1,223	444	95%	810	0.66
Total Tampa/St. Petersburg	13	Properties		914	5,953	95%	796	0.87

TOTAL FLORIDA	29	Properties		958	12,037	95%	940	0.98

Camden Brookwood	Atlanta	GA	2002	912	359	94%	942	1.03
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	909	0.77
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	859	0.85
Camden Ivy Hall (1) (2)	Atlanta	GA	2010	1,181	110	Lease Up	1,656	1.40
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	93%	938	1.00
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	874	0.85
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	94%	1,103	1.08
Camden River	Duluth	GA	1997	1,103	352	95%	855	0.78
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	94%	826	0.72
Camden St. Clair	Atlanta	GA	1997	999	336	93%	871	0.87
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	92%	738	0.73
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	95%	710	0.62
TOTAL GEORGIA	12	Properties		1,045	3,546	95%	896	0.86

Camden Brookside (1)	Louisville	KY	1987	732	224	95%	684	0.93
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	96%	695	0.93
Camden Oxmoor (1)	Louisville	KY	2000	903	432	97%	852	0.94
Camden Prospect Park (1)	Louisville	KY	1990	916	138	98%	781	0.85
TOTAL KENTUCKY	4	Properties		820	1,194	97%	760	0.93

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	94%	660	0.79
Total Kansas City	1	Property		834	596	94%	660	0.79

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	93%	638	0.75
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	97%	828	1.00
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	96%	759	0.80
Camden Westchase (1)	St. Louis	MO	1986	945	160	97%	867	0.92
Total St. Louis	4	Properties		896	1,447	95%	749	0.84

TOTAL MISSOURI	5	Properties		878	2,043	95%	723	0.82

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	92%	717	0.76
Camden Breeze	Las Vegas	NV	1989	846	320	93%	724	0.86
Camden Canyon	Las Vegas	NV	1995	987	200	96%	846	0.86
Camden Commons	Henderson	NV	1988	936	376	92%	738	0.79
Camden Cove	Las Vegas	NV	1990	898	124	96%	721	0.80
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	887	0.90
Camden Fairways	Henderson	NV	1989	896	320	97%	863	0.96
Camden Hills	Las Vegas	NV	1991	439	184	92%	498	1.13
Camden Legends	Henderson	NV	1994	792	113	94%	814	1.03
Camden Palisades	Las Vegas	NV	1991	905	624	92%	726	0.80
Camden Pines (1)	Las Vegas	NV	1997	982	315	92%	792	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	93%	731	0.74
Camden Summit (1)	Henderson	NV	1995	1,187	234	95%	1,090	0.92
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	94%	843	0.81
Camden Vintage	Las Vegas	NV	1994	978	368	93%	718	0.73
Oasis Bay (1)	Las Vegas	NV	1990	876	128	96%	756	0.86
Oasis Crossings (1)	Las Vegas	NV	1996	983	72	95%	752	0.77
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	93%	632	0.72
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	92%	785	0.69
Oasis Island (1)	Las Vegas	NV	1990	901	118	93%	639	0.71
Oasis Landing (1)	Las Vegas	NV	1990	938	144	93%	695	0.74
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	91%	736	0.71
Oasis Palms (1)	Las Vegas	NV	1989	880	208	93%	674	0.77
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	94%	712	0.77
Oasis Place (1)	Las Vegas	NV	1992	440	240	90%	503	1.14
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	85%	424	1.08
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	92%	784	0.85
Oasis Springs (1)	Las Vegas	NV	1988	838	304	90%	591	0.71
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	89%	736	0.64
TOTAL NEVADA	29	Properties		903	8,016	93%	731	0.81

CAMDEN	COMMUNITY TABLE
Community Statistics as of 06/30/11

(Unaudited)							2Q11 Avg
			Year Placed	Average	Apartment	2Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	97%	847	0.81
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,057	1.17
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,075	1.26
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	788	0.76
Camden Forest	Charlotte	NC	1989	703	208	92%	574	0.82
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	730	0.78
Camden Grandview	Charlotte	NC	2000	1,057	266	97%	1,179	1.12
Camden Habersham	Charlotte	NC	1986	773	240	96%	621	0.80
Camden Park Commons	Charlotte	NC	1997	861	232	93%	640	0.74
Camden Pinehurst	Charlotte	NC	1967	1,147	407	97%	729	0.64
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	781	0.80
Camden Simsbury	Charlotte	NC	1985	874	100	97%	717	0.82
Camden South End Square	Charlotte	NC	2003	882	299	98%	976	1.11
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	884	0.81
Camden Touchstone	Charlotte	NC	1986	899	132	98%	720	0.80
Total Charlotte	15	Properties		961	3,574	96%	825	0.86

Camden Crest	Raleigh	NC	2001	1,013	438	94%	765	0.76
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	94%	871	0.83
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	798	0.75
Camden Manor Park	Raleigh	NC	2006	966	484	97%	823	0.85
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	872	0.82
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	692	0.71
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	764	0.74
Total Raleigh	7	Properties		1,017	2,704	95%	791	0.78

TOTAL NORTH CAROLINA	22	Properties		985	6,278	96%	811	0.82

Camden Valleybrook	Chadds Ford	PA	2002	992	352	95%	1,316	1.33
TOTAL PENNSYLVANIA	1	Property		992	352	95%	1,316	1.33

Camden Amber Oaks (1)	Austin	TX	2009	862	348	94%	799	0.93
Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	98%	790	0.90
Camden Cedar Hills	Austin	TX	2008	911	208	92%	963	1.06
Camden Gaines Ranch	Austin	TX	1997	955	390	93%	971	1.02
Camden Huntingdon	Austin	TX	1995	903	398	95%	739	0.82
Camden Laurel Ridge	Austin	TX	1986	702	183	94%	591	0.84
Camden Ridgecrest	Austin	TX	1995	855	284	95%	685	0.80
Camden Shadow Brook (1)	Austin	TX	2009	909	496	97%	948	1.04
Camden South Congress (1)	Austin	TX	2001	975	253	93%	1,401	1.44
Camden Stoneleigh	Austin	TX	2001	908	390	97%	889	0.98
Total Austin	10	Properties		895	3,222	94%	881	0.98

Camden Breakers	Corpus Christi	TX	1996	868	288	98%	919	1.06
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	94%	700	0.90
Camden Miramar (3)	Corpus Christi	TX	1994-2010	485	816	64%	943	1.95
Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	96%	1,070	1.01
Total Corpus Christi	4	Properties		697	1,718	96%	910	1.31

Camden Addison (1)	Addison	TX	1996	942	456	96%	780	0.83
Camden Buckingham	Richardson	TX	1997	919	464	96%	793	0.86
Camden Centreport	Ft. Worth	TX	1997	911	268	96%	783	0.86
Camden Cimarron	Irving	TX	1992	772	286	97%	795	1.03
Camden Design District (1)	Dallas	TX	2009	939	355	93%	1,085	1.16
Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	892	0.96
Camden Gardens	Dallas	TX	1983	652	256	97%	537	0.82
Camden Glen Lakes	Dallas	TX	1979	877	424	95%	744	0.85
Camden Legacy Creek	Plano	TX	1995	831	240	97%	842	1.01
Camden Legacy Park	Plano	TX	1996	871	276	96%	856	0.98
Camden Panther Creek (1)	Frisco	TX	2009	946	295	96%	903	0.95
Camden Riverwalk (1)	Grapevine	TX	2008	982	600	95%	1,228	1.25
Camden Springs	Dallas	TX	1987	713	304	97%	555	0.78
Camden Valley Creek	Irving	TX	1984	855	380	95%	632	0.74
Camden Valley Park	Irving	TX	1986	743	516	96%	735	0.99
Camden Valley Ridge	Irving	TX	1987	773	408	94%	586	0.76
Camden Westview	Lewisville	TX	1983	697	335	94%	594	0.85
Total Dallas/Ft. Worth	17	Properties		860	6,767	96%	809	0.94

CAMDEN	COMMUNITY TABLE
Community Statistics as of 06/30/11

(Unaudited)							2Q11 Avg
			Year Placed	Average	Apartment	2Q11 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Baytown	Baytown	TX	1999	844	272	89%	779	0.92
Camden City Centre	Houston	TX	2007	932	379	98%	1,271	1.36
Camden Creek	Houston	TX	1984	639	456	94%	584	0.91
Camden Cypress Creek (1)	Cypress	TX	2009	993	310	98%	1,021	1.03
Camden Greenway	Houston	TX	1999	861	756	95%	1,040	1.21
Camden Heights (1)	Houston	TX	2004	927	352	95%	1,128	1.22
Camden Holly Springs (1)	Houston	TX	1999	934	548	94%	891	0.95
Camden Lakemont (1)	Richmond	TX	2007	904	312	91%	809	0.89
Camden Midtown	Houston	TX	1999	844	337	95%	1,232	1.46
Camden Northpointe (1)	Tomball	TX	2008	940	384	97%	918	0.98
Camden Oak Crest	Houston	TX	2003	870	364	94%	826	0.95
Camden Park (1)	Houston	TX	1995	866	288	95%	787	0.91
Camden Plaza	Houston	TX	2007	915	271	95%	1,265	1.38
Camden Royal Oaks	Houston	TX	2006	923	236	88%	1,142	1.24
Camden Steeplechase	Houston	TX	1982	748	290	91%	628	0.84
Camden Stonebridge	Houston	TX	1993	845	204	96%	798	0.94
Camden Sugar Grove (1)	Stafford	TX	1997	921	380	92%	850	0.92
Camden Travis Street (1)	Houston	TX	2010	819	253	94%	1,269	1.55
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,124	1.30
Camden Whispering Oaks	Houston	TX	2008	934	274	97%	985	1.05
Camden Yorktown (1)	Houston	TX	2008	995	306	93%	901	0.91
Total Houston	21	Properties		878	7,866	94%	972	1.11

Camden Westover Hills (1)	San Antonio	TX	2010	959	288	97%	1,014	1.06
Total San Antonio	1	Property		959	288	97%	1,014	1.06

TOTAL TEXAS	53	Properties		860	19,861	95%	897	1.04

TOTAL PROPERTIES	196	Properties		923	67,212	95%	$955	$1.03

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of June 30, 2011 are excluded from total occupancy numbers.
(3)	Miramar is a student housing community which is excluded from total occupancy numbers.